UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 9, 2021

Seneca Biopharma, Inc.

(Exact name of registrant as specified in Charter)

Delaware	001-33672	52-2007292
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

20271 Goldenrod Lane, 2 Floor, Germantown, Maryland 20876

(Address of Principal Executive Offices)

(301) 366-4960

(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol	Name of Each Exchange on Which Registered
Common stock, par value $0.01 per share	SNCA	NASDAQ Capital Market

EXPLANATORY NOTE

On April 9, 2021, Seneca Biopharma, Inc. (the “Company”) filed with the Securities and Exchange Commission, a Current Report on Form 8-K (the “Initial 8-K”) to report the preliminary voting results of the Company’s previously adjourned 2021 Special Meeting of Stockholders (“Special Meeting”). On April 15, 2021, the Company filed Amendment No. 1 to the Initial 8-K (“Amendment No. 1”) to disclose the final voting results with all respect to all proposals except Proposal 1 described below. This Amendment No. 2 to Current Report on Form 8-K/A amends the Initial 8-K and Amendment No. 1 to disclose the final voting results with respect to Proposal No. 1 described under Item 5.07 below.

Item 5.07            Submission of Matters to a Vote of Security Holders

On April 23, 2021, the Company resumed its Special Meeting at 11:00 a.m. EDT which had been previously adjourned with respect to Proposal No. 1. The Special Meeting was held virtually. Only stockholders of record as of the close of business on February 9, 2021 (“Record Date”) were entitled to vote at the Special Meeting. As of the Record Date, 17,295,703 shares of the Company’s common stock (“Common Stock”) were issued, outstanding and entitled to vote, of which 10,249,139 shares were represented, in person or by proxy, and constituted a quorum for purposes of the Special Meeting. The results of the stockholder vote on the remaining Proposal No. 1 brought before the Special Meeting were as follows:

(a) Proposal 1. The approval of an amended and restated certificate of incorporation of the Company to effect a reverse stock split of the Common Stock at a ratio within the range not less than 1-for-5 and not greater than 1-for-12 (with such ratio to be mutually agreed upon by the Company and Leading BioSciences (“LBS”) prior to the effectiveness of the Merger). The Proposal was approved based upon the following votes:

			Broker
Votes For	Votes Against	Abstentions	Non-Votes
8,937,619	1,275,381	36,139	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	April 23, 2021	Seneca Biopharma, Inc.

/s/ Dane Saglio
By: Dane Saglio
Chief Executive Officer